UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

Filed by the Registrant [  ]

Filed by a Party Other than the Registrant [X]

Check the Appropriate Box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[X] Soliciting Material under § 240.14a–12

180 DEGREE CAPITAL CORP.
(Name of registrant as specified in its charter)

MARLTON PARTNERS, L.P.
MARLTON, LLC
JAMES C. ELBAOR
AARON T. MORRIS
ANDREW M. GREENBERG
GABRIEL D. GLIKSBERG
ATG FUND II LLC
ATG CAPITAL MANAGEMENT, LLC

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[  ] Fee paid previously with preliminary materials.
[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Marlton Partners, L.P., together with the other participants named herein (collectively, “Marlton”), has filed a preliminary proxy statement and an accompanying proxy card with the Securities and Exchange Commission on August 15, 2025 to be used to solicit votes for the election of its slate of director nominees at the upcoming special meeting for the election of directors of 180 Degree Capital Corp., a New York corporation (the “Issuer”) to be held on September 15, 2025.

On August 15, 2025, Marlton and its affiliates issued the following press release:
Marlton Partners Files Preliminary Proxy Statement Related to Election of Directors for the 180 Degree Capital Board of Directors

Chicago, August 15, 2025 -- Marlton Partners L.P. (together with its affiliates and group members, “Marlton” or “we”), beneficial owners of approximately 5.8% of the outstanding stock of 180 Degree Capital Corp. (NASDAQ: TURN) (“TURN” or the “Company”), today announced that it has filed a preliminary proxy statement with the U.S. Securities Exchange and Commission to be used to solicit votes for the election of its four highly-qualified and independent director candidates – James C. Elbaor, Gabriel (Gabi) Gliksberg, Aaron Morris and Andrew (Andy) Greenberg (together, the “Nominees”) - at the Company’s upcoming Special Meeting of Shareholders scheduled for September 15.

James C. Elbaor, Managing Member of Marlton, commented:

“Yesterday, we filed our preliminary proxy related to our previously announced nomination of four highly-qualified director candidates to the TURN Board. As long-term shareholders, we remain committed to realizing TURN’s full potential, and believe the September 15 meeting is a long overdue opportunity for Company shareholders to cast their vote on the composition of the Board. Since first engaging with the Company more than a year ago, we have remained steadfast in our intention of helping instill strong governance at TURN and to ensure that shareholder capital is respected. We look forward to TURN’s owners having their rightful say on the future of the Company in September, and to speaking with shareholders directly about our nominees once we have a Definitive Proxy statement on file.”

About Marlton Partners L.P.
Marlton Partners L.P. is a Chicago-based, privately held investment firm led by James C. Elbaor. The firm has a proven track record of success in investing in closed-end funds and acquires significant ownership positions in other assets where it believes long-term value can be enhanced through active ownership. Mr. Elbaor holds a B.A. from New York University and an M.B.A. from Columbia University. For more information about Marlton Partners L.P., please visit https://MarltonLLC.com.

DISCLAIMER
This material does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein in any state to any person. In addition, the discussions and opinions in this press release and the material contained herein are for general information only, and are not intended to provide investment advice. All statements contained in this press release that are not clearly historical in nature or that necessarily depend on future events are "forward-looking statements," which are not guarantees of future performance or results, and the words "may," "might," "could," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential" or "continue," the negative of these terms and other comparable terminology are generally intended to identify forward-looking statements. Any such forward-looking statements contained herein are based on current assumptions, estimates and expectations, but are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that may cause actual results to differ materially from expectations. Any forward-looking statements should be considered in light of those risk factors. The Participants (as defined below) caution readers not to rely on any such forward-looking statements, which speak only as of the date they are made. Certain information included in this press release is based on data obtained from sources considered to be reliable. No representation is made with respect to the accuracy or completeness of such data, and any analyses provided to assist the recipient of this press release in evaluating the matters described herein may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results. Accordingly, any analyses should also not be viewed as factual and should not be relied upon as an accurate prediction of future results. Any figures are unaudited estimates and subject to revision without notice. The Participants disclaim any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Marlton Partners L.P., a Delaware limited partnership ("Marlton Partners"), together with the other Participants named herein, filed a preliminary proxy statement and an accompanying proxy card with the Securities and Exchange Commission ("SEC") on August 15, 2025 to be used to solicit votes for the election of its slate of highly-qualified director nominees at the special meeting of shareholders of 180 Degree Capital Corporation, a New York corporation (the "Company"), to be held on September 15, 2025, for the sole purpose of the election of directors.

THE PARTICIPANTS STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS, INCLUDING A PROXY CARD, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR.

The participants in the proxy solicitation are expected to be Marlton Partners, Marlton, LLC, James C. Elbaor, Aaron T. Morris, Gabriel D. Gliksberg, ATG Fund II, LLC, ATG Capital Management, LLC, and Andrew M. Greenberg (collectively, the "Participants").

As of the date hereof, Marlton Partners is the beneficial owner of 174,867 shares of common stock, par value $0.03, of the Company (the "Common Shares"). Marlton, LLC, a Delaware limited liability company ("Marlton") is the investment manager of Marlton Partners and, by virtue of that relationship, may be deemed to beneficially own the 174,867 Common Shares beneficially owned by Marlton Partners. Mr. Elbaor is the President of Marlton and, by virtue of that relationship, may be deemed to beneficially own the 174,867 Common Shares beneficially owned directly by Marlton. ATG Fund II LLC, a Delaware limited liability company ("ATG Fund II") is the beneficial owner of 300,004 Common Shares. ATG Capital Management, LLC, a Delaware limited liability company ("ATG Management"), is the managing member of ATG Fund II and, by virtue of that relationship, may be deemed to beneficially own the 300,004 Common Shares beneficially owned by ATG Fund II. Mr. Gliksberg is the managing member of ATG Management and, by virtue of that relationship, may be deemed to beneficially own the 300,004 Common Shares beneficially owned by ATG Management. As of the date hereof, Mr. Gliksberg is the beneficial owner of 87,862 Common Shares. As of the date hereof, Mr. Morris is the beneficial owner of 10,670 Common Shares. As of the date hereof, Mr. Greenberg is the beneficial owner of 10,000 Common Shares. As of the date hereof, the Participants may be deemed to collectively beneficially own 583,403 Common Shares.

Media Contact:
ASC Advisors
Taylor Ingraham (203 992 1230)
tingraham@ascadvisors.com

Investors Contact:
James C. Elbaor (214-405-4141)
James@marltonllc.com